United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 21, 2015

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130

(Address of principal executive offices)

(858) 284-5000

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 21, 2015, Realty Income Corporation (the “Company”) filed with the Securities and Exchange Commission a shelf registration statement (File No. 333-208652) (the “Registration Statement”), which became immediately effective upon filing.

On December 21, 2015, the Company also filed with the Securities and Exchange Commission three prospectus supplements, each dated December 21, 2015, to the prospectus included in the Registration Statement in connection with: (i) the Company’s Dividend Reinvestment and Stock Purchase Plan, (ii) the possible offer and sale by selling securityholders of shares of the Company’s common stock that may be issued upon redemption of Class A Common Units in Realty Income, L.P. or Tau Operating Partnership, L.P., and (iii) the offer and sale of shares of the Company’s common stock from time to time through RBC Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Robert W. Baird & Co. Incorporated, J.P. Morgan Securities LLC, BNY Mellon Capital Markets, LLC, Jefferies LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Morgan Stanley & Co. LLC and UBS Securities LLC (collectively, the “Agents”), pursuant to a Sales Agreement dated September 10, 2015, among the Company and each of the Agents.

In connection with the filing of the prospectus supplements, the Company is filing as Exhibits 5.1, 5.2 and 5.3 hereto opinions of its counsel, Venable LLP, regarding the validity of the securities being registered under each respective prospectus supplement. Additionally, in connection with the filing of the prospectus supplement related to the Company’s Dividend Reinvestment and Stock Purchase Plan, the Company is filing as Exhibit 8.1 hereto an opinion of its counsel, Latham & Watkins LLP, with respect to certain tax matters.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

5.1                               Opinion of Venable LLP.

5.2                               Opinion of Venable LLP.

5.3                               Opinion of Venable LLP.

8.1                               Opinion of Latham & Watkins LLP.

23.1                        Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto).

23.2                        Consent of Venable LLP (contained in the opinion filed as Exhibit 5.2 hereto).

23.3                        Consent of Venable LLP (contained in the opinion filed as Exhibit 5.3 hereto).

23.4                        Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 8.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2015	REALTY INCOME CORPORATION

	By:	/s/ MICHAEL R. PFEIFFER

Michael R. Pfeiffer
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

5.1	Opinion of Venable LLP.
5.2	Opinion of Venable LLP.
5.3	Opinion of Venable LLP.
8.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto).
23.2	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.2 hereto).
23.3	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.3 hereto).
23.4	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 8.1 hereto).